SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: April 13, 2000

                         UNIVERSAL MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                000-28459                   22-3360133
 (State of Incorporation)     (Commission                  (IRS Employer
                               File Number)                 Identification #)


                       110 Smithtown, Nesconset, NY 11767
                  --------------------------------------------
                 (Address of Principal Executive Offices)

                                  631.863.9898
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                        Net-Tronics Communications Corporation
               16910 Dallas Parkway, Ste. 100, Dallas, Texas 75248
               ---------------------------------------------------
                   (Registrant's Former Name and Address)





Changes made to the original 8-K include the MD&A in the 10SB as well as Pro Forma Consolidated Balance Sheet and Statement of Operations.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On April 13, 2000, a change in control of the Registrant occurred in conjunction with closing under an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Registrant and Universal Media Holdings, Inc., a Delaware corporation.

         The closing under the Reorganization Agreement consisted of a stock for stock exchange in which the Registrant acquired all of the issued and outstanding common stock of Universal Medial Holdings, Inc. in exchange for the issuance of 1,000,000 shares of its common stock. As a result of this transaction, the Registrant became a wholly-owned subsidiary of the Company.

         The Reorganization was approved by the unanimous consent of the Board of Directors of Universal Media Holdings, Inc. on March 27, 2000. The Reorganization is intended to qualify as a reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         Prior to the Agreement, Universal Media Group had 11,209,346 shares of common stock issued and outstanding. Following the Agreement, Registrant had 11,459,346 shares of common stock outstanding. Universal Media Holdings, Inc., was incorporated in the State of Delaware on August 23, 1995.

      Upon effectiveness of the Reorganization Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Universal Media Holdings, Inc. became the successor issuer to Net-Tronics Communications Corporation, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 10, 2000.

       A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable.

ITEM 5.          OTHER EVENTS

      Successor Issuer Election.

     Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, and upon effectiveness of the Agreement, the Company became the successor issuer to Net-Tronics Communications Corporation, Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 14, 2000.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Pursuant to the terms of the aforementioned Agreement, the Registrant has accepted the resignation of Kevin Halter and Kevin Halter Jr., as the
Registrant's Director and Officer as of April 10, 2000, and appointed James Neebling as President and Director of the Registrant.

ITEM 7.          FINANCIAL STATEMENTS

     Financial statements for Net-Tronics Communications Corporation are filed herewith. The Registrant is required to file consolidated financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

Universal Media Holdings, Inc. has a September 30 fiscal year end. The fiscal year of Net-Tronics Communications Corporation is December 31. The Company will file a Transitional Report on Form 10-QSB, if required.





EXHIBITS

2.1 Agreement and Plan of Reorganization between Net-Tronics Communications Corporation and Universal Media Holdings, Inc. as dated March ____, 2000.

24.1     Consent of accountants

27.1     Financial Data Schedule for Net-Tronics Communications Corporation.

99.1     Financials for Net-Tronics Communications Corporation.

99.2     Form 10-SB for Universal Media Holdings, Inc.

99.3     Pro Forma Consolidated Banalce Sheet & Statement of Operations

99.4     Certification letter from Interwest Transfer Company, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/ James Neebling
                          ------------------------
                              James Neebling
                              CEO

                              President

        Date: April 27, 2000